THE MALLARD FUND, INC.
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


FINANCIAL STATEMENTS
September 30, 1999

Directors

William S. Dietrich II
Jennings R. Lambeth
Evans Rose, Jr.
Thomas Marshall

Officers

William S. Dietrich II
President and Chief Investment Officer

Richard F. Berdik
Secretary and Treasurer


Legal Counsel

Kirkpatrick & Lockhart LLP


Independent Auditors

Deloitte & Touche LLP











THE MALLARD FUND, INC.
Investments / September 30, 1999  (Unaudited)
(Showing Percentage of Total Value of Net Assets)
____________________________________________________________________________

	                                                 		 			Shares    			Value
MUTUAL FUNDS - 56.6%

American Funds - EuroPacfic Growth Fund		               225,165			$7,711,903
DFA US Small Cap Value               			               478,731			  9,091,104
CI Emerging Markets Growth Fund, Inc.  		               332,466			17,903,280
Morgan Stanley Emerging Markets Portfolio              216,537 		  2,734,857
Templeton Institutional Emerging Markets Fund	       1,929,080  		19,541,576
Tweedy Browne American Value Fund	                    379,592 			  8,848,300
Tweedy Browne Global Value Fund		                      360,968			  7,396,241
Vanguard Index 500				                                 24,750			  2,934,157

	TOTAL MUTUAL FUNDS (COST $83,874,679)			                       	$76,161,418

LIMITED PARTNERSHIPS - 54.2% (a)

Accel Internet Fund III, L.P.							                           225,000
Adams Capital Management II, L.P.					                          50,000
Alloy Ventures 98, L.P.							                                 805,709
Bain Capital Fund VI, L.P. 							                             557,350
Bain Capital VI Coinvestment Fund L.P.						                   423,642
BC European Capital 	 VI							                                787,728
Berkshire Fund V, L..P.							                                 117,418
Blackstone Capital Partners III Merchant Banking Fund, L.P.	 2,514,182
Brookside Capital Partners Fund, L.P.						                  2,367,272
Code Hennessy & Simmons							                                 177,000
Delphi Ventures IV, L.P.							                              2,686,478
Doughty Hanson & Co. III, L.P.	Number 6						                  551,957
Everest Capital Frontier, L.P.							                        3,909,986
Feirstein Partners, L.P.							                              4,980,053
Hicks, Muse, Tate & Furst Equity Fund IV, L.P.					          3,619,154
Highfields Capital Ltd.							                               6,571,400
Hummer Winblad Venture Partners IV                             240,000
J.H. Whitney III, L.P.								                               2,890,559
J.H. Whitney Mezzanine Fund, L.P.						                        847,180
J.W. Childs Equity Partners II, L.P.						                     494,624
Lone Redwood, L.P.								                                   4,312,568
Maverick Fund USA, Ltd.							                               7,651,762
MeriTech Capital Partners							                             1,489,759
Millgate Partners, L.P.							                               2,295,708
ML - Silver Lake Special Trust						                            90,000
Morgenthaler Venture Partners V						                          817,298
Mt. Everest QP Fund, L.P.							                             2,946,807
Oak Investment Partners IX							                               70,000
Oppenheimer Emerging Markets, L.P.						                        66,779
Peak Investments Limited Partnership					  	                   106,390
Pequot Technology